SCHEDULE 14A
                          (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934


Filed by the registrant /x/
Filed by a party other than the registrant / /

/ / Check the appropriate box:
/ / Preliminary proxy statement
/ / Confidential, For Use of the Commission Only (as
    permitted by Rule 14a-6(e)(2))
/ / Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or
    Rule 14a-12

             VASCO DATA SECURITY INTERNATIONAL, INC.
--------------------------------------------------------------
       (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement if other than
     the Registrant)

Payment of filing fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules
    14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction
    applies:

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(3) Per unit price or other underlying value of
    transaction computed pursuant to Exchange Act Rule 0-11:1

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(4) Proposed maximum aggregate value of transaction:


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(5) Total Fee Paid

_____________________________________________________

/ / Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:


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(2) Form, schedule or registration statement no.:


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(3) Filing party:


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(4) Date filed:


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
             VASCO DATA SECURITY INTERNATIONAL, INC.

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD JUNE 15, 1999

To the Stockholders of
VASCO Data Security International, Inc.:

     The Annual Meeting of Stockholders of VASCO Data Security International, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 15, 1999 at 10:00 a.m., local time, at 1901 South Meyers Road, Suite 130, Oakbrook Terrace, Illinois 60181 for the following purposes, as described in the Proxy Statement accompanying this Notice:

     1. To elect seven (7) individuals to the Company's Board of Directors;

     2. To ratify the action of the Board of Directors in appointing KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 1999;

     3. To approve the Amended and Restated 1997 Stock
Compensation Plan; and

     4. To transact such other business as may properly come before the Annual Meeting. The Board of Directors has no knowledge of any other business to be presented or transacted at the meeting. Only stockholders of record on April 23, 1999 are entitled to notice of and to vote at the Annual Meeting. Further information as to the matters to be considered and acted upon at the Annual Meeting can be found in the accompanying Proxy Statement.

                         By Order of the Board of Directors,

                         Forrest D. Laidley
                         Secretary
April 30, 1999

YOU ARE CORDIALLY INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

             VASCO DATA SECURITY INTERNATIONAL, INC.
                1901 South Meyers Road, Suite 210
                Oakbrook Terrace, Illinois 60181

                      ----------------------
                         PROXY STATEMENT
                for Annual Meeting of Stockholders
                     To be Held June 15, 1999
                      ----------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of VASCO Data Security International, Inc., a Delaware corporation (the "Company"), of proxies for use at the annual meeting of stockholders of the Company to be held on Tuesday, June 15, 1999 at 10:00 a.m., local time, at 1901 South Meyers Road, Suite 130, Oakbrook Terrace, Illinois 60181, and at any postponement or adjournment thereof (the "Annual Meeting"). This Proxy Statement, the foregoing Notice of Annual Meeting of Stockholders and the accompanying form of proxy are being mailed to stockholders of the Company commencing on or about May 1, 1999. The mailing address of the principal executive offices of the Company is 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181.

     The presence in person or by proxy of holders of record of a majority of the outstanding shares of Company common stock, par value $.001 per share, (the "Common Stock") is required to constitute a quorum for the transaction of business at the Annual Meeting. If the accompanying form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified therein. In the absence of instructions to the contrary, such shares will be voted "FOR" each of the proposals set forth herein. Any stockholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by delivering written notice to the Secretary of the Company, by executing another proxy dated as of a later date or by voting in person at the Annual Meeting.

       The date of this Proxy Statement is April 29, 1999.

                        THE ANNUAL MEETING

Introduction

     The Company was organized in July 1997 as a subsidiary of VASCO Corp., a Delaware corporation ("VASCO Corp."). Pursuant to an exchange offer (the "Exchange Offer") by the Company for securities of VASCO Corp. that was completed on March 11, 1998, the Company acquired 97.7% of the common stock of VASCO Corp. Consequently, VASCO Corp. became a subsidiary of the Company. On March 20, 1998, the Company's Common Stock, $.001 par value per share (the "Common Stock") was approved for trading on the Over-the-Counter Bulletin Board system under the symbol "VDSI." On October 28, 1998, VASCO Corp. was merged with and into the Company and VASCO Corp. ceased to exist.

Matters to be Considered

     The Annual Meeting has been called to (i) elect seven (7) individuals to the Company's Board of Directors; (ii) ratify the action of the Board of Directors in appointing KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; (iii) approve the Amended and Restated 1997 Stock Compensation Plan (the "Amended Plan"); and (iv) transact such other business as may properly come before the Annual Meeting.

Record Date and Shares Outstanding

     Holders of record of the Company's Common Stock at the close of business on April 23, 1999 are entitled to notice of and to vote at the Annual Meeting. As of April 23, 1999, there were 24,640,379 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, each such share being entitled to cast one vote.

Voting and Quorum

     All properly executed, unrevoked proxy cards received by the Secretary of the Company pursuant to this solicitation prior to the close of voting will be voted as directed therein. Any stockholder who has given a proxy may revoke it at any time prior to its use at the Annual Meeting by executing and delivering to the Secretary of the Company a proxy bearing a later date, by giving a written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent proxy should be delivered to VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181,
Attention: Secretary, or hand delivered to the Secretary, before the closing of the polls at the Annual Meeting.

     The holders of a majority of the outstanding shares of Common Stock as of April 23, 1999, present at the Annual Meeting in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast and entitled to vote in the election at the Annual Meeting will be required for the election of directors, and the affirmative vote of a majority of the votes cast and entitled to vote thereon will be required to act on all other matters to come before the Annual Meeting.

     Stockholders may vote in favor of or withhold authority to vote for the nominees for election as directors listed herein. Similarly, stockholders may vote in favor of, against or abstain from voting with respect to the proposal to ratify the appointment of the Company's independent auditors and the proposal to approve the Amended Plan. Directions to withhold authority, abstentions and broker non-votes (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) will be counted in determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Directions to withhold authority, because directors are elected by a plurality of votes cast, will have no effect on the election of directors. Broker non-votes, because they are not considered "votes cast," are not counted in the vote totals and will have no effect on any proposal scheduled for consideration at the Annual Meeting. Abstentions will have the effect of a vote against the proposal being considered.

     If a properly executed, unrevoked proxy does not specifically direct the voting of the shares covered by such proxy, the proxy will be voted (a) FOR the election of all nominees for election as director as listed herein, (b) FOR the ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 1999, (c) FOR the approval of the Amended Plan, and (d) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

                          ANNUAL REPORT

     The Company's annual report to stockholders for the fiscal year ended December 31, 1998 has been included in the mailing of this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material. The annual report includes, among other information, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998; additional copies of the Form 10-K will be provided to stockholders without charge upon written request to VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181, Attention: Secretary.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of Common Stock of the Company as of April 23, 1999 for (i) each person or entity who is known to the Company to beneficially own five percent or more of the Company's Common Stock, (ii) each of the Company's directors,
(iii) each of the Named Executive Officers, and (iv) all directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of Company Common Stock shown as beneficially owned by them unless otherwise indicated. For purposes of the table, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date which such person has the right to acquire within 60 days after such date.

                                   Amount and
                                   Nature of
Name and Address    Class of  Beneficial     Percent of
of Beneficial Owner   Stock     Ownership(1)   Class
---------------------   --------  ------------   ----------

T. Kendall Hunt          Common    10,175,225(2)  41.16%
1901 S. Meyers Road
Suite 210
Oakbrook Terrace, IL 60181

Robert E. Anderson*      Common    363,507(3)     1.47%
1901 S. Meyers Road
Suite 210
Oakbrook Terrace, IL 60181

Michael P. Cullinane     Common    10,000(4)      0.04%
1815 S. Meyers Road
Oakbrook Terrace, IL 60181

Christian Dumolin        Common         -           -
Ter Bede Business Center
B-8500 Kortrijk, Belgium

Pol Hauspie              Common    2,000(5)         -
Hellegatstraat, 8
B-8954 Westouter, Belgium

Mario R. Houthooft       Common    527,787(6)     2.12%
Chaussee de Courcelles, 113
B-6041 Charleroi, Belgium

Forrest D. Laidley       Common    607,403(7)     2.45%
185 Milwaukee Ave.
Suite 240
Lincolnshire, IL 60069

Michael A. Mulshine      Common    250,000(8)     1.01%
2517 Route 35
Manasquan, NJ 08736

John C. Haggard          Common    267,725(9)     1.08%
1901 S. Meyers Road
Suite 210
Oakbrook Terrace, IL 60181

All Executive Officers   Common    12,124,847(10) 58.27%
and Directors as a
Group (8 persons)

Other 5% Stockholders

L&H Investment
Company N.V.             Common    1,428,572      5.80%
Flanders Language Valley 50
8900 Ieper, Belgium

Barbara J. Hunt          Common    1,111,300      5.47%
1901 S. Meyers Road
Suite 210
Oakbrook Terrace, IL 60181

--------------------
 * Resigned from the Board of Directors effective April 23, 1999.

     (1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 23, 1999 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

     (2) Includes 93,750 shares underlying stock options held by Mr. Hunt exercisable within 60 days of April 23, 1999, and 1,111,300 shares held by Barbara J. Hunt, Mr. Hunt's spouse. Mr. Hunt disclaims beneficial ownership of any portion of his spouse's holdings. Mr. Hunt also holds 1 share of capital stock in each of VASCO Data Security Europe SA and VASCO Data Security NV/SA, both indirect subsidiaries of the Company, in each case representing less than 1% of the shares of capital stock of such company.

     (3) Includes 30,000 shares underlying stock options exercisable within 60 days of April 23, 1999.

     (4) Includes 10,000 shares underlying stock options exercisable within 60 days of April 23, 1999.

     (5) Includes 2,000 shares underlying stock options exercisable within 60 days of April 23, 1999.

     (6) Includes 151,000 shares underlying stock options exercisable within 60 days of April 23, 1999 and 162,500 shares underlying warrants exercisable within 60 days of April 23, 1999.

     (7) Includes 110,000 shares underlying stock options exercisable within 60 days of April 23, 1999, 5,883 shares underlying warrants exercisable within 60 days of April 23, 1999 and 250,000 shares held by Mr. Laidley and his spouse as joint tenants. See "Compensation Committee Interlocks and Insider Participation."

     (8) Includes 45,000 shares underlying stock options held by Mr. Mulshine which are exercisable within 60 days of April 23, 1999, and 200,000 shares held by his spouse. See "Compensation
Committee Interlocks and Insider Participation."

     (9) Includes 231,500 shares underlying stock options exercisable within 60 days of April 23, 1999.

     (10) Includes 728,750 shares underlying stock options and 168,383 shares underlying warrants exercisable within 60 days of April 23, 1999, including those referred to in footnotes (2) through (9) above, as well as the shares held by Mr. Hunt's spouse.

     (11) Includes 80,000 shares underlying stock options exercisable within 60 days of April 23, 1999.

                           PROPOSAL I
                      ELECTION OF DIRECTORS

     The Company's Bylaws, as amended (the "Bylaws") set the number of directors of the Company at not less than four nor more than twenty, which number may be changed from time to time by the Board of Directors. The Board of Directors increased the number of directors of the Company to seven (7) by a Consent of Directors, effective January 27, 1999. An additional director was elected by the Board at that time for an interim period from January 27, 1999 until the Annual Meeting of Stockholders. All of the directors of the Company will be elected at the Company's Annual Meeting of Stockholders and will hold office until their respective successors have been duly elected and qualified, or until their earlier resignation or removal.

     The Board of Directors has nominated the following individuals for election as directors of the Company at the Annual Meeting: Michael P. Cullinane, Christian Dumolin, Pol Hauspie, Mario R. Houthooft, T. Kendall Hunt, Forrest D. Laidley and Michael A. Mulshine, each of whom is a current director of the Company.

      While the Board of Directors does not contemplate that any nominee for election as a director will not be able to serve, if any of the nominees for election shall be unable to or for good cause will not serve as a director, the persons listed in the enclosed proxy shall vote such proxy, if properly executed and returned and unrevoked, for such other person or persons as shall be recommended by the Board of Directors or the Board of Directors may, in its discretion, reduce the number of directors to be elected. The affirmative vote of a plurality of the votes cast and entitled to vote at the Annual Meeting is required for the election of directors.

     The Board of Directors recommends that the stockholders vote
"FOR" each of the nominees listed herein.

     The name of and certain information regarding each nominee for election as a director of the Company at the Annual Meeting appears below.

     T. Kendall "Ken" Hunt -- Mr. Hunt is Chairman of the Board, Chief Executive Officer and President of the Company. He has been a director of the Company since July 1997. He also served, from 1990 to 1998, as a director, the Chairman of the Board and President of VASCO Corp. and prior thereto served in similar capacities during certain periods from 1984 with VASCO Corp.'s predecessors. Mr. Hunt also served as VASCO Corp.'s Chief Executive Officer. Mr. Hunt is 56 years old.

     Michael P. Cullinane -- Mr. Cullinane has been a director of the Company since April 10, 1998. He is the Chairman of the Company's Compensation Committee and a member of the Company's Audit Committee. Mr. Cullinane has served as Executive Vice President, Chief Financial Officer and Treasurer of PLATINUM technology, inc. since 1988. PLATINUM technology provides software products and consulting services that help Global 10,000 IT organizations manage and improve their IT infrastructure, which consists of data, systems, and applications. Mr. Cullinane is also a director of PLATINUM Entertainment, Inc. and Made2Manage Systems, Inc. Mr. Cullinane is 49 years old.

     Christian Dumolin -- Mr. Dumolin has been a director of the Company since April 23, 1999. He is a member of the Company's Audit Committee. Mr. Dumolin is President and CEO of Koceram N.V. since 1980. Koceram is a producer of building products, developing business through several subsidiaries, including Koramic Building Products N.V. and TrustCapital N.V., both quoted on the Brussels' (Belgium) Stock Exchange. In addition, Koceram is also involved in financial activities (development and venture capital) and real estate activities. Mr. Dumolin is also a member of the Council of Regency of the National Bank of Belgium. Mr. Dumolin is 53 years old.

     Pol Hauspie -- Mr. Hauspie has been a director of the Company since January 27, 1999. Mr. Hauspie, a co-founder of Lernout & Hauspie Speech Products NV ("L&H"), has served as a Managing Director, President, Co-Chairman of the Board and Co-Chairman in the office of the Chief Executive since the incorporation of L&H. In 1977 Mr. Hauspie founded HPP Computer Center ("HPP"), a developer and marketer of software for accountants and financial advisors, and served as its president until selling HPP in 1987 to finance the start-up of L&H. Mr. Hauspie further serves on the board of several private and public companies. Mr. Hauspie is 47 years old.

     Mario R. Houthooft -- Mr. Houthooft has been a director of the Company since April 10, 1998. Mr. Houthooft has served as the Managing Director of VASCO Data Security NV/SA, the European operating subsidiary of the Company, since January 1, 1997 pursuant to a consulting agreement. From 1992 until joining VDS NV/SA, he served in various management positions with Lintel Security. Prior thereto, he was with Cryptech Company from 1986 where he served in various positions. Mr. Houthooft is 46 years old.

     Forrest D. Laidley -- Mr. Laidley is Secretary of the Company. He has been a director of the Company since July 1997. He also serves, since 1990, as a director, Secretary and General Counsel of VASCO Corp. He has been involved with VASCO Corp. and its predecessors for certain periods in these capacities since 1984. He is currently and has been a partner in the law firm of Laidley & Porter (and predecessor firm) in Libertyville, Illinois since 1985. He serves on the Advisory Council on Main Street Libertyville and is a director of Harris Bank Libertyville, an Illinois chartered banking institution, and Carmel High School, Mundelein, Illinois. Mr. Laidley is 53 years old.

     Michael A. Mulshine -- Mr. Mulshine has been a director of the Company since July 1997. He also serves, since 1992, as a director of VASCO Corp. He is a member of the Company's Audit Committee and the Company's Compensation Committee. He is, and since 1977 has been, a principal of Osprey Partners, a management consulting firm. Since 1985 he has been a director and Secretary of Sedona Corporation (formerly known as Scangraphics, Inc.), a provider of Geographic Information Systems database management software products and a leader in large format color scanning and image processing technology. Additionally, Mr. Mulshine is a director of Prediction Systems, Inc., a software engineering company specializing in the technology of modeling and simulation, and a director of Inresco, Inc., a manufacturer of high-performance circuit protection devices. Mr. Mulshine is 58 years old.

Committees and Meetings of the Board of Directors

     The Board of Directors of the Company met five times during 1998. In addition, the Board of Directors took action by unanimous written consent four times during 1998. The Board of Directors presently has two standing committees -- an Audit Committee and a Compensation Committee. During 1998, the Compensation Committee met one time and the Audit Committee met one time.

     The Audit Committee recommends the Company's independent auditors and consults with them regarding the scope, timing and results of their audit and the Company's internal accounting controls. Further, the Audit Committee reviews related party transactions in accordance with the rules promulgated by the National Association of Securities Dealers, Inc. The members of the Audit Committee for 1998 were: Robert E. Anderson, Michael P. Cullinane and Michael A. Mulshine. For 1999, the committee consists of the following members: Michael P. Cullinane, Christian Dumolin and Michael A. Mulshine.

     The Compensation Committee reviews and sets the salaries and incentive compensation for the executive officers, the directors and other key personnel of the Company. The Compensation Committee also administers the Company's stock option plan. In its capacity as administrator of the Company's stock option plan, the Compensation Committee has authority to grant stock options and determine the terms thereof. The members of the Compensation Committee for 1998 were: Robert E. Anderson, Michael P. Cullinane and Michael A. Mulshine. For 1999, the committee consists of the following members: Michael P. Cullinane, Pol Hauspie and Forrest
D. Laidley.

     T. Kendall Hunt, Forrest D. Laidley, Mario R. Houthooft and Michael A. Mulshine each attended all of the meetings of the Company's Board of Directors during 1998. Michael P. Cullinane and Robert E. Anderson each attended four of the five meetings held during 1998.

     A stockholder of the Company may nominate persons for election to the Board of Directors of the Company if the stockholder submits such nomination, together with certain related information required by the Company's By-Laws, in writing so as to be received by the Secretary of the Company not less than 60 nor more than 90 days prior to the date of the annual meeting of stockholders at which the nomination is to be made.

Compensation of Directors

     Directors are reimbursed for expenses incurred in connection with their attendance at periodic Board meetings. Directors receive no cash compensation for their services; however, non-employee directors are eligible to receive stock option grants from time to time. During 1998, each of the directors of the Company received a grant of 8,000 options at an exercise price of $5 9/16 that vested based upon each directors' attendance at Board of Directors' meetings from the second quarter of 1998 through the first quarter of 1999. Similarly, during 1999, each director received a grant of 8,000 options at an exercise price of $3 1/8 which will vest based upon each directors' attendance at Board of Directors' meetings from the second quarter of 1999 through the first quarter of 2000.

Compensation Committee Interlocks and Insider Participation

     For 1998, the Company's Compensation Committee was comprised of Messrs. Anderson, Cullinane and Mulshine. Mr. Anderson served as VASCO Corp.'s Chief Financial Officer and Executive Vice President from 1987 through 1989 and served VASCO Corp. as a consultant from January 1996 through March 1997.

     Forrest D. Laidley, although not an employee, served as the Company's Secretary since July 1997 and as VASCO Corp.'s Secretary and General Counsel during 1997. Mr. Laidley is also a partner in the law firm of Laidley & Porter which had, in the past, performed various legal services for VASCO Corp. since its inception. Mr. Laidley and his partners had made equity investments in VASCO Corp. from time to time through various private placements and are currently stockholders and warrant holders. Mr. Laidley's firm is currently performing legal services for the Company. Mr. Laidley's services currently are, and during 1998 were, on a non-compensation basis, although his firm is compensated for services rendered to the Company by attorneys other than Mr. Laidley. Mr. Laidley's firm was paid approximately $180 in 1998.

     From January 1996 until March 1997, pursuant to an oral arrangement, Robert Anderson served as a consultant to VASCO Corp. Pursuant to this arrangement, Mr. Anderson was compensated in the amount of $50,000 in 1996 and $15,000 in 1997. The oral arrangement between VASCO Corp. and Mr. Anderson called for compensation in the amount of $5,000 per month, and is no longer in effect.

     On June 2, 1992, VASCO Corp. entered into an Investment Banking and Management Consulting Agreement with Osprey Partners ("Osprey"), pursuant to which, among other things, VASCO Corp. agreed to appoint Michael A. Mulshine as a member of VASCO Corp.'s Board of Directors. Mr. Mulshine, a director of the Company, is a principal of Osprey. In 1993 and 1994 Osprey provided services to VASCO Corp. in connection with obtaining financing for VASCO Corp. and, pursuant to the Agreement, Osprey was paid fees aggregating $60,000 during 1993, 1994 and 1995. The Agreement also granted Osprey a warrant to purchase 400,000 shares of VASCO Corp.'s common stock at a price of $.25 per share. On January 20, 1996 VASCO Corp. exercised its election to terminate the Agreement and deemed that 200,000 of the 400,000 shares of VASCO Corp. common stock underlying the warrant were earned and vested as of that date. Pursuant to the Exchange Offer the warrant for VASCO Corp. common shares was exchanged for a warrant for the Company's Common Stock. Accordingly, the shares underlying the Warrant are now for shares of the Company's Common Stock. In February 1999, Ms. Carol Mulshine, wife of Michael A. Mulshine, exercised these warrants, resulting in the issuance of 200,000 shares of the Company's Common Stock.

Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and The Nasdaq Stock Market, Inc. Directors, executive officers and beneficial owners of more than 10% of the outstanding shares of Common Stock are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms or written representations that no reports on Form 5 were required, the Company believes that for the year period ended December 31, 1998, all of its directors, executive officers and greater than 10% beneficial owners complied with Section 16(a) filing requirements applicable to them, except for Mr. Hunt who missed three (3) Form 4 filings covering four (4) transactions and Mr. Andersen who missed three (3) Form 4 filings covering ninety-four (94) transactions.

                     EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by, or paid for services rendered to the Company and its subsidiaries in all capacities during the year ended December 31, 1998 for the Company's Chief Executive Officer and President and the Chief Technology Officer, who are the only executive officers of the Company and its subsidiaries whose salary and bonus for such year exceeded $100,000 (collectively, Messrs. Hunt and Haggard are referred to herein as the "Named Executive Officers").

Summary Compensation Table

                                     Long-term          All other
                                 Compensation Awards    Compensa-
Name and  Annual Compensation    Securities Underlying   tion ($)
Principal --------------------     Options/SARs (#)
Position   Year Salary   Bonus
---------  ---- -------- -----   ---------------------  ---------

T.K. Hunt  1998 155,000  -0-             -0-               -0-
President  1997 150,000  -0-            125,000            -0-
and CEO    1996 116,457  -0-             -0-               -0-
Chairman of
the Board
and Director

J. Haggard 1998 128,333  -0-             20,000            -0-
Chief      1997 125,000  -0-             40,000            -0-
Technology 1996 105,750  -0-             40,000            -0-

Option Grants In Last Fiscal Year

     The following table sets forth all options granted to the Named Executive Officers during 1998.

          Number                                Potential Real-
          of Sec-   Percentage                  lized Value at
          urities   of Total                    Annual Rates of
          Under-    Options/                    Stock Price
          lying     Warrants                    Appreciation
          Options/  Granted to                  for Options/
          Warrants  Employees  Exercise Expir-  Warrant Term
          Granted   in Fiscal  Price    ation   -----------------
Name      (shares)  Year 1997  ($/Sh)   Date    5%($)    10%($)
--------- --------  ---------  -------  ------  -----------------

T.K. Hunt    -0-         -        -        -       -        -
J. Haggard  20,000      8.2%    5.5625  4/21/08  69,965  177,304

----------------
     (1) The options vest as follows: 0% at date of grant; 20% on each subsequent anniversary of the grant.

     (2) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using five percent and ten percent appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment. Therefore, the actual values realized may be greater or less than the potential realizable values set forth in the table.

Year-End Option Values

     The following table sets forth the aggregate value as of December 31, 1998 of unexercised stock options held by the Named Executive Officers. The Named Executive Officers did not exercise any stock options during 1998 and the relevant columns have therefore been omitted.

                              Number of
                              Securities     Value(1) of
                              Underlying     Unexercised
                              Unexercised    In-the-Money
                              Options at     Options at
                              Fiscal         Fiscal
                              Year-End(#)    Year-End($)
                              Exercisable/   Exercisable/
Name                          Unexercisable  UnExercisable(2)
-------------------           -------------  ----------------

T. Kendall Hunt               62,500/62,500       -/-

John C. Haggard               207,500/50,000  436,078/-

-----------
     (1) Market value of underlying securities is based on the average of the bid and asked price per share ($2.96875) of the Company's Common Stock as reported on the OTC BB on December 31,
1998 minus the exercise price.

     (2) Options vest as follows: (1) For options granted before 1998: 25% at the time of the grant, and 25% on each subsequent anniversary of the grant; (2) For options granted during 1998: 0% at date of grant; 20% on each subsequent anniversary of the grant. Options indicated as exercisable are those options which were vested as of December 31, 1998. All options which had not vested as of December 31, 1998 are indicated to be unexercisable.

Certain Transactions

     Loans from Principal Stockholder. Since its inception, VASCO Corp. and its predecessors have relied from time to time on T. Kendall Hunt, the Chief Executive Officer, President and Chairman of the Board of the Company, to provide various forms of working capital. In September 1994 Mr. Hunt surrendered a VASCO Corp.
note in the principal amount of $150,000 in exchange for 1,000 shares of VASCO Corp. Series B Preferred Stock and 250,000 shares of VASCO Corp. common stock. Effective September 17, 1997, Mr. Hunt converted his 1,000 shares of VASCO Corp. Series B Preferred Stock into shares of VASCO Corp. common stock. Pursuant to the Exchange Offer, Mr. Hunt exchanged these shares for shares of the Company's Common Stock.

     Additionally, during 1994 Mr. Hunt loaned VASCO Corp. $60,000 which remained outstanding at December 31, 1994. In 1995 Mr. Hunt made additional loans of $130,000 to VASCO Corp. The aggregate principal amount of the outstanding loans due to Mr. Hunt, $190,000, remained outstanding at December 31, 1995. During 1996 VASCO Corp. repaid Mr. Hunt the principal balance of $190,000 together with accrued interest.

     Pledge of Common Stock by Principal Stockholder. In August 1997, VASCO Data Security Europe SA, a subsidiary of the Company ("VDSE"), completed the restructuring of an existing obligation of $3.4 million, which was incurred in connection with an acquisition and was to have matured in December 1997. In the restructuring, Banque Paribas Belgique S.A., which had issued a guarantee of the obligation, paid the obligation and received a $3.4 million convertible note due 2002 from VDSE. As part of the restructuring, Mr. Hunt entered into a pledge agreement with Banque Paribas Belgique S.A. pursuant to which he pledged, as collateral for the VDSE convertible note, 1,416,666 of his shares of VASCO Corp. common stock, which number of shares is subject to adjustment based on the market value of the shares. In connection with the Exchange Offer, the shares of VASCO Corp. common stock pledged by Mr. Hunt were replaced by the same number of shares of Common Stock of the Company.

     The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such acts.

  REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview

     The Board of Directors of the Company established a Compensation Committee upon the completion of the Exchange Offer. For 1998, the Compensation Committee consisted of Messrs. Anderson, Cullinane and Mulshine, none of whom is employed by the Company, and none of whom has any "interlocking" relationships as defined for proxy statement disclosure purposes. For 1999, the members of the Compensation Committee are Messrs. Cullinane, Hauspie and Laidley.

     The Compensation Committee is responsible for determining the compensation for the Company's officers and employees, subject to the right of the Committee to delegate to the Company's Chief Executive Officer the fixing of salaries below certain levels designated by the Committee. The Compensation Committee also administers the 1997 Stock Option Plan ("Option Plan") and the Executive Incentive Compensation Plan ("Incentive Plan"), including the designation of which officers, key employees and directors shall receive options under the Option Plan and the amount, terms, pricing, and vesting provisions of options granted pursuant to the Option Plan.

Executive Compensation Philosophy

     The Company operates in the competitive technology industry and views its ability to attract and retain highly qualified and dedicated executives and key employees as a critical component of its future success. The Company strives to maintain an entrepreneurial atmosphere and to maintain a low cost operating structure. Consequently, the Company employs a combination of salary, bonuses and stock options to reward and provide incentive its executives and key employees. In the past, VASCO Corp. particularly relied on stock options in this regard, believing that granting executives and key employees a vested interest in the success of the enterprise will enhance stockholder value. Pursuant to the Exchange Offer, the Company exchanged these VASCO Corp. stock options for options in its Option Plan. The determination of executive compensation by the Compensation Committee of VASCO Corp. was subjective in nature and was not based upon any particular structure or formula. While personal performance was of primary importance, none of the factors considered by the Compensation Committee of VASCO Corp. when evaluating executive compensation was weighted in any readily measurable fashion.

1998 Chief Executive Officer Compensation

     The Compensation Committee believes that the Company compensated Mr. Hunt, the Chief Executive Officer of the Company, below the market value for his services in 1998. Mr. Hunt's cash compensation was set at this level to provide an example for the balance of the Company's management team. Given this and the relative performance of the Company during 1998, the Compensation Committee of the Company believes that Mr. Hunt's compensation is appropriate.

1998 Compensation of Other Executive Officers

     Although the Company strove to maintain a low cost operating structure, its Compensation Committee aimed to set other executives' and key employees' salaries at a competitive level. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete for executive talent.

     In July 1997, the Board approved the Option Plan. The Option Plan was designed to serve as a performance incentive to encourage its executives, key employees and others to acquire or increase a proprietary interest in the success of the Company. Pursuant to the Exchange Offer, the Company exchanged VASCO Corp. stock options for options in the Option Plan. The Compensation Committee believes that, over a period of time, the Company's share performance will, to a great extent, reflect executive and key employee performance.

     The Option Plan provides that options may be granted at the discretion of the Compensation Committee, in such amounts and subject to such conditions as the Compensation Committee may determine in accordance with the terms thereof. Options granted to employees are priced at market, are generally fully vested after five years and expire at the end of ten years.

     The Compensation Committee previously adopted an Executive Incentive Compensation Plan, which covers the Company's eligible executives and key employees (each a "participant"), with such eligibility determined at the end of each year at the sole discretion of the Compensation Committee. Awards are based on prior year operating results, such results being subject to audit by the Company's independent accountants, and are distributed following the completion of such audit. The Incentive Plan allows for the creation of a cash pool ("Pool") in the amount of 10% of the Company's annual pre-tax earnings. Fifty percent (50%) of the Pool is awarded to the participants based on each participant's earned salary as a percentage of all participants' salaries. The remaining fifty percent (50%) is awarded at the sole discretion of the Compensation Committee. Based on this formula, no awards were made under the Incentive Plan during 1998.

     Awards, in whole or in part, may be offered in the form of shares of the Company's Common Stock or cash at the sole discretion of the Compensation Committee and the Compensation Committee also may elect to delegate the choice of cash or stock to the individual participants. To the extent that shares of stock are awarded in lieu of cash, the number of shares is based on the market value of the Company's Common Stock on the date the award is determined, and are taxable to the participant in the year the award is granted. Such shares are restricted and cannot be sold or transferred except pursuant to registration under the Securities Act or an exemption from such registration. Respectfully submitted, Michael P. Cullinane, Chairman Robert E. Anderson Michael A. Mulshine

                        PERFORMANCE GRAPH
                        [graphic omitted]

                              QUARTER ENDED
               ------------------------------------------------

COMPANY/INDEX  3/23/98   4/30/98   6/30/98   9/30/98   12/31/98

-------------  -------   -------   -------   -------   --------

VASCO Data
Security
International  100.00    122.50    127.50    70.00     59.40

Computer
Peripheral
Equip. NEC     100.00    104.28    118.77    115.32    167.50

Nasdaq Market
Index          100.00    102.21    103.46    93.25     121.11



                           PROPOSAL II
              RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG LLP as the independent auditors of the Company's books and records for the fiscal year ending December 31, 1999 and has determined that it would be desirable to ask the stockholders to ratify this appointment at the Annual Meeting.

     KPMG LLP served as independent auditors of the Company's books and records for the fiscal year ended December 31, 1998 and has acted as auditors for VASCO Corp. beginning with VASCO Corp.'s 1994 fiscal year. Representatives of KPMG LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as independent auditors of the Company's books and records for the fiscal year ending December
31, 1999.

     The affirmative vote of the majority of the votes cast and entitled to vote at the Annual Meeting is required for ratification of the appointment of KPMG LLP as described herein.
No determination has been made as to what action the Board of Directors would take if the appointment is not ratified.

                          PROPOSAL III
            APPROVAL OF AMENDMENT AND RESTATEMENT OF
                  1997 STOCK COMPENSATION PLAN

General

     As discussed above in the "Compensation Committee Report on Executive Compensation," the Company's stock option plan has been an important means by which the Company ties the compensation of executive officers to the performance of the Company. At the 1999 Annual Meeting, the Company's stockholders will be asked to approve an amendment and restatement of the 1997 Stock Compensation Plan (the "Amended Plan"). The changes being made include changing the name of the plan as currently in effect (the "Current Plan") from the "1997 Stock Option Plan," to reflect the fact that the Amended Plan will authorize grants of a broad range of awards in addition to options. In addition, significant changes will include

     - Reserving 20% of the outstanding shares for awards that may be outstanding at any one time, rather than the 5 million currently set aside for issuance throughout the life of the current Plan

     - To authorize restricted stock, deferred stock, stock appreciation rights ("SARs"), performance awards settleable in cash or stock, and other types of awards based on stock or factors influencing the value of stock

     - To add provisions to the Plan so that options, SARs, and performance-based awards will qualify under Section 162(m) of the Internal Revenue Code (the "Code"), so that the Company will not lose its ability to take a tax deduction for such awards

     - To specify obligations relating to non-competition and proprietary information that may be imposed on optionees.

     The Board of Directors and the Compensation Committee (the "Committee") believe that attracting and retaining high quality executives and others who provide services to the Company is essential to the Company's progress and success. The Company gains important advantages from a comprehensive compensation program which includes different types of incentives for motivating employees and other service providers and rewards for outstanding service. In particular, stock options have been and will continue to be an important element of the compensation program, because such awards enable executives to acquire or increase their proprietary interest in the Company, thereby promoting a closer identity of interests between them and the Company's stockholders. Such awards also provide an increased incentive for the recipient to put forth his or her maximum efforts for the success of the Company's business.

     The Board and the Committee also intend that the Company's ability to claim tax deductions for compensation paid should be preserved to the greatest extent practicable. Therefore, the Company is seeking stockholder approval of the material terms of performance awards to named executives under the Amended Plan, in order to meet a key requirement for such awards to qualify as "performance-based" compensation under Section 162(m) of the Code. Section 162(m) limits the deductions a publicly held company can claim for compensation in excess of $1,000,000 paid in a given year to certain individual executive officers (generally, the officers who are "named executive officers" in the summary compensation table in the Company's proxy statement). "Performance-based" compensation is not counted against the $1 million deductibility cap. If the Amended Plan is approved by stockholders, performance awards intended by the Committee to qualify as "performance-based" compensation granted under the Amended Plan will be payable only upon achievement of pre-established performance goals (subject to such additional requirements and terms as the Committee may establish). Such performance awards can be used to place strong emphasis on the building of value for all stockholders.

     For purposes of Code Section 162(m), approval of the Amended Plan will be deemed also to include approval of the eligibility of executive officers and other employees to participate, the per-person limitations described below under the caption "Shares Available and Award Limitations," and the general business criteria upon which performance objectives for performance awards are based, described below under the caption "Performance-Based Awards." Stockholder approval of general business criteria will enable performance awards to qualify under Section 162(m) until 2004. Stock options and SARs are not subject to a similar time limit under Section 162(m). The Amended Plan will, however, permit awards to be granted that do not qualify under Section 162(m), including after 2004.

Description of the Amended Plan

     The following is a brief description of the material features of the Amended Plan. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

     Shares Available and Award Limitations. The Amended Plan imposes a limit on the number of shares of Company common stock that may be subject to awards. An award relating to shares may be granted if the aggregate number of shares subject to then-outstanding awards plus the number of shares subject to the award being granted do not exceed 20% of the number of shares issued and outstanding immediately prior to the grant. For this purpose, an option is "outstanding" until it is exercised and any other award is "outstanding" in the calendar year in which it is granted and for so long thereafter as it remains subject to any vesting condition requiring continued employment. Regardless of this aggregate share limitation, the maximum number of shares that may be subject to tax-favored incentive stock options will be 5 million (subject to adjustment for extraordinary corporate events). Some types of awards, such as restricted stock, are potentially more costly to the Company than options and SARs, so the Amended Plan limits awards other than options and SARs that may be outstanding at any time to one-third of the total number of awards that may be outstanding. Under the Amended Plan, shares subject to an award granted in substitution for an award of a company or business acquired by the Company or a subsidiary will not count against the number of shares reserved and available.

     Under the Current Plan, 3,308,000 shares remained available for issuance at April 23, 1999. A total of 1,532,000 shares were subject to outstanding options at that date, under the Current Plan and prior plans and arrangements. If the Amended Plan were in effect at that date, the shares remaining available under the Plan plus the shares subject to outstanding options would, when issued, represent 19% of the outstanding common stock. On April 23, 1998, the average of the closing bid and asked price of the Company's common stock on the OTC-BB was $3.875 per share.

     In addition, the Amended Plan includes a limitation on the amount of awards that may be granted to any one participant in a given calendar year in order to qualify awards as "performance-based" compensation not subject to the limitation on deductibility under Section 162(m) of the Code. Under this annual per-person limitation, no participant may in any year be granted share-denominated awards under the Amended Plan relating to more than his or her "Annual Limit" for each type of award. The Annual Limit equals 1.5 million shares plus the amount of the Participant's unused Annual Limit relating to the same type of award as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. For purposes of this limitation, options, SARs, restricted stock, deferred stock, and other stock-based awards are separate types of awards subject to a separate limitation. In the case of awards not relating to shares in a way in which the share limitation can apply, no Participant may be granted awards authorizing payment during any calendar year of an amount that exceeds his or her Annual Limit, which for this purpose equals $1 million plus the amount of any unused Annual Limit from the previous year.

     Adjustments to the number and kind of shares subject to the share limitations and specified in the Annual Limits are authorized in the event of a special dividend or distribution, recapitalization, stock split, reorganization, business combination, or other similar corporate transaction or event affecting the Common Stock. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that any adjustments to awards intended to qualify as "performance-based" must conform to requirements under Section 162(m).

     Eligibility. Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to the Company and its subsidiaries are eligible to be granted awards under the Amended Plan. In addition, any person who has been offered employment by the Company or a subsidiary may be granted awards, but such prospective employee may not receive any payment or exercise any right relating to the award until he or she commences employment. At present, approximately 60 persons would be eligible for awards if the Amended Plan were in effect.

     Administration. The Amended Plan will be administered by the Committee, except that the Board may appoint any other committee to administer the Amended Plan and may itself act to administer the Amended Plan. The Board must perform the functions of the Committee for purposes of granting awards to non-employee directors. (References to the "Committee" below mean the committee or full Board exercising authority with respect to a given award.) Subject to the terms and conditions of the Amended Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted and the number of Shares to which awards will relate or the amount of an performance award, specify times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Amended Plan, and make all other determinations which may be necessary or advisable for the administration of the Amended Plan. Nothing in the Amended Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to executive officers, employees and directors. The Amended Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the Amended Plan.

     Stock Options and SARs. The Committee may grant stock options, including both incentive stock options (ISOs), which can result in potentially favorable tax treatment to the participant, and non- qualified stock options. The Committee also may grant SARs entitling the participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The exercise price of an option and the grant price of an SAR is determined by the Committee, but generally may not be less than the fair market value of the stock on the date of grant (except as described below). The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, subject to a restriction that no option may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, stock or other property (possibly including notes or obligations to make payment on a deferred basis, or through broker-assisted cashless exercise procedures) or by surrender of other outstanding awards having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of SARs will be determined by the Committee. "Limited SARs exercisable for a stated period of time following a change in control of the Company may be granted.

     Restricted and Deferred Stock. The Committee may grant awards of restricted stock and deferred stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment. The restricted period generally is established by the Committee. An award of restricted stock entitles the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee. Deferred stock gives participants the right to receive shares at the end of a specified deferral period, subject to forfeiture of the award in the event of termination of employment under certain circumstances prior to the end of a specified restricted period (which need not be the same as the deferral period). Prior to settlement, deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents may be paid on such deferred stock.

     Other Stock-Based Awards, Bonus Stock, and Awards in lieu of Cash Obligations. The Amended Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock or factors that influence the value of stock. The Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of the Company's obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify. The number of shares granted to an executive officer or non-employee director in place of salary, fees or other cash compensation must be reasonable, as determined by the Committee.

     Performance-Based Awards. The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or settleable under the Amended Plan, or as a condition to accelerating the timing of such events. If so determined by the Committee, in order to avoid the limitations on deductibility under Section 162(m) of the Code, the business criteria used by the Committee in establishing performance goals applicable to performance awards to named executives will be selected from among the following: (1) earnings per share; (2) revenues; (3) cash flow, free cash flow, or cash flow return on investment; (4) return on net assets, return on assets, return on investment, return on investment capital, or return on equity; (5) value created; (6) operating margin; (7) net income before or after taxes, pretax earnings, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items, operating earnings, or net cash provided by operations; (8) stock price or total stockholder return; (9) sales above a specified threshold or in relation to prior periods; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures. The Committee may specify that any such criteria will be measured before or after extraordinary or non-recurring items, before or after service fees, or before or after payments of awards under the Plan. The Committee may set the levels of performance required in connection with performance awards as fixed amounts, goals relative to performance in prior periods, as goals compared to the performance of one or more comparable companies or an index covering multiple companies, or in any other way the Committee may determine.

     Other Restrictions on Awards. The Amended Plan would impose restrictions on awards under which forfeiture is triggered by competition with the Company, disclosure or misuse of proprietary information, or failure to assist the Company in litigation. Such forfeitures would apply to outstanding awards and any gains realized by exercise of options during the six months before the triggering event or, if the participant's employment has terminated, during the last six months of employment and up to 18 months following employment.

     Other Terms of Awards. Awards may be settled in cash, shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the Amended Plan. The Committee may condition awards on the payment of taxes such as by withholding a portion of the shares or other property to be distributed (or receiving previously acquired shares or other property surrendered by the participant) in order to satisfy mandatory tax withholding obligations. Awards granted under the Amended Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may permit transfers in individual cases, including for estate planning purposes.

     Awards under the Amended Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in substitution for awards under the Amended Plan or other Company plans, or other rights to payment from the Company, and may buy out outstanding awards for cash or other property. The Committee also may grant awards in addition to and in tandem with other awards or rights.

     Vesting, Forfeitures, and Acceleration Thereof. The Committee may, in its discretion determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

     In addition, the Amended Plan provides that, in the event of a change in control of the Company, outstanding awards will immediately vest and be fully exercisable and any restrictions, deferral of settlement and forfeiture conditions (other than those tied to performance) of such awards will lapse, and performance goals and conditions will be deemed met to the extent provided in any agreement with the participant. A change in control means an event in which (1) any person becomes a beneficial owner of more than 20% of the outstanding common stock or voting securities, except limited acquisitions by any current 20%-beneficial owner will not trigger a change in control; (2) changes to the membership of the board of directors occur such that incumbent members cease to be a majority; for this purpose, incumbent members mean current members and new members whose election or appointment was approved by the then-incumbent members; (3) consummation of a merger, reorganization or similar transaction if it represents a substantial change in the control of the Company; and (4) approval by stockholders of a complete dissolution or liquidation of the Company.

     Amendment and Termination of the Amended Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Amended Plan or the Committee's authority to grant awards thereunder without stockholder approval unless stockholder approval is required by law, regulation, or a Nasdaq or stock exchange rule. The Board may in its discretion submit other amendments to stockholders for approval. Stockholder approval will not necessarily be required for amendments which might increase the cost of the Amended Plan. Unless earlier terminated, the Amended Plan will terminate at such time as may be determined by the Board.

     Effect of Stockholder Approval on Awards. All awards granted to date have been granted under the Current Plan, and so will be unaffected by the action of stockholders relating to the Amended Plan at the Annual Meeting. Awards to be granted under the Amended Plan will be within the discretion of the Committee, and therefore cannot be ascertained at this time. If stockholders decline to approve the Amended Plan, future awards will not be granted to the extent necessary so that stockholder approval would have met the requirements of Treasury Regulation 1.162-27(e)(4), although this may not preclude continued granting of awards under the terms of the Current Plan.

Federal Income Tax Implications of the Plan

     The following briefly describes the federal income tax consequences arising with respect to awards that may be granted under the Plan. The grant of an option (including a stock-based award in the nature of a purchase right) or an SAR will create no immediate federal income tax consequence for the participant or the Company. Nor will a participant receive taxable income upon exercising an option which is an ISO (except that the alternative minimum tax may apply). Upon exercising an option which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant generally must recognize ordinary income equal to the cash or fair market value of shares received.

     When a participant disposes of ISO shares before the end of the applicable ISO holding periods, he or she must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option generally will result in short-, medium- or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (generally, the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options and SARs. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to a tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposing of the shares.

     With respect to other awards granted under the Amended Plan that result in a transfer to the participant of cash or shares or other property, if the shares or other property is either not restricted as to transferability or not subject to a substantial risk of forfeiture the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. If the shares or other property are restricted as to transferability and subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the fair market value of the shares or other property received at the earliest time the shares or other property become transferable or not subject to a substantial risk of forfeiture. In either case, the Company should be entitled to a deduction for the same amount recognized as income by the participant, except if deductibility is cut back under Section 162(m), as discussed below. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax.

     As discussed above, compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the Amended Plan, options granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying shares at the date of grant will be, and awards which are conditioned upon achievement of performance goals may be, intended to qualify as such "performance-based" compensation. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the Amended Plan will be fully deductible under all circumstances. In addition, other awards under the Amended Plan generally will not so qualify, so that compensation paid to certain executives in connection with such awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, be subject to the limitation of Section 162(m).

     The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Amended Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Amended Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the Amended Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

Vote Required for Approval

     Approval of the amendment and restatement of the 1997 Stock Compensation Plan will require the affirmative vote of holders of a majority of the voting power of the issued and outstanding voting securities present in person or represented by proxy and entitled to vote.

     The Board of Directors considers the Amended Plan to be in the best interests of the Company and its stockholders and recommends that the stockholders vote FOR approval.

         PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for consideration at and for inclusion in the Company's proxy statement relating to the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement and proxy relating to the Company's 2000 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal executive offices not later than January 31, 2000 and must otherwise comply with the requirements of Rule 14a-8.

                        PROXY SOLICITATION

     Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for their expenses in doing so. The full cost of the preparation and mailing of the Proxy Statement and accompanying materials and the related proxy solicitations will be borne by the Company.

                          OTHER MATTERS

     Management does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the Annual Meeting. However, if other matters are properly presented for a vote at the Annual Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their judgment to the same extent as the person who signed the proxy would be entitled to vote.

                                                  Exhibit A

             VASCO DATA SECURITY INTERNATIONAL, INC.
     1997 Stock Compensation Plan, As Amended and Restated

     1. Purpose. The purpose of this 1997 Stock Compensation Plan (the "Plan") of VASCO Data Security International, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward employees of the Company and its subsidiaries, non-employee directors of the Company, and consultants and other persons who provide substantial services to the Company or its subsidiaries, to link compensation to measures of the Company's performance in order to provide additional incentives to such persons for the creation of stockholder value, and to enable such persons to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such persons and the Company's stockholders. The Plan is an amendment and restatement of the Company's 1997 Stock Option Plan.

     2. Definitions. For purposes of the Plan, terms shall be defined as set forth below, in addition to the terms defined in
Section 1 and elsewhere in the Plan:

     (a) "Award" means any Option, SAR, Restricted Stock,
Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, or
Performance Award, together with any related right or interest, granted to a Participant under the Plan.

     (b) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     (c) "Board" means the Company's Board of Directors.

     (d) "Change in Control" and related terms have the meanings specified in Section 9.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

     (f) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that directors appointed as members of the Committee shall not be employees of the Company or any subsidiary. In appointing members of the Committee, the Board will consider whether a member is or will be a Qualified Member, but such members are not required to be Qualified Members at the time of appointment or during their term of service on the Committee. Initially, the Compensation Committee of the Board shall be the Committee hereunder. The foregoing notwithstanding, the term "Committee" shall refer to the full Board in any case in which it is performing any function of the Committee under the Plan.

     (g) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 11(j) of the Plan.

     (h) "Deferred Stock" means a right, granted to a Participant under Section 6(e), to receive Stock, cash or a combination thereof at the end of a specified deferral period.

     (i) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     (j) "Effective Date" means the effective date specified in
Section 11(o).

     (k) "Eligible Person" has the meaning specified in Section
5.

     (l) "Exchange Act" means the Securities Exchange Act of
1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

     (m) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock on a given date shall be the average of the highest closing bid and the lowest closing asked quotation for that date on the Over-the-Counter Bulletin Board or, if the Stock is then designated for quotation in the Nasdaq Stock Market or on a national securities exchange, the average of the highest and lowest sales prices in composite trading for such date or, if there was no trade reported for such date, on the latest date for which a trade was reported.

     (n) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

     (o) "Option" means a right, granted to a Participant under
Section 6(b), to purchase Stock or other Awards at a specified price during specified time periods.

     (p) "Other Stock Based Awards" means Awards granted to a
Participant under Section 6(h).

     (q) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

     (r) "Performance Award" means a right, granted to a Participant under Section 8, to receive Awards or payments based upon performance criteria specified by the Committee.

     (s) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule
16b-3(b)(3) and an "outside director" within the meaning of Regulation 1.162- 27 under Code Section 162(m).

     (t) "Restricted Stock" means Stock granted to a Participant under Section 6(d) which is subject to certain restrictions and to a risk of forfeiture.

     (u) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     (v) "Stock" means the Company's Common Stock, $.001 par value per share, and such other securities as may be substituted
(or resubstituted) for Stock pursuant to Section 11(c).

     (w) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c).

     3. Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant) and rules and regulations for the administration of the Plan; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors, and the Board otherwise may perform any function of the Committee under the Plan, including for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3.

     (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, (A) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, and (B) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

     (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     4. Stock Subject to Plan.

     (a) Overall Number of Shares Available for Delivery. Awards relating to Stock may be granted if, at the time of grant of each Award, the aggregate number of shares subject to outstanding Awards plus the number of shares subject to the Award being granted do not exceed 20% of the number of Shares issued and outstanding immediately prior to the grant of such Award. For purposes of this Section 4(a), an Option is "outstanding" until it is exercised and any other Award is "outstanding" in the calendar year in which it is granted and for so long thereafter as it remains subject to any vesting condition requiring continued employment. The foregoing notwithstanding, the maximum number of shares that may be subject to ISOs granted under the Plan shall be 5 million (subject to adjustment as provided in Section 11(c)), and not more than one-third of the share-related Awards outstanding at any one time shall be Awards other than Options and SARs. The shares of Stock delivered in connection with Awards may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for the account of a Participant.

     (b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting and avoid double counting (as, for example, in the case of tandem or substitute awards). In the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be deemed to be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. The provisions of this Section 4(b) shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

     5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an "Eligible Person" means an executive officer of the Company, an employee of the Company or any subsidiary, a non-employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary, and any person who has been offered employment by the Company or a subsidiary, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Plan. In each calendar year during any part of which the Plan is in effect, beginning in 1999, an Eligible Person may be granted Awards intended to qualify as "performance-based compensation" under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) relating to up to his or her Annual Limit (such Annual Limit to apply separately to Awards under each subsection). A Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 1.5 million shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a Performance Award under Section 8 not related to an Award specified in Section 6), an Eligible Person may not be granted such Awards authorizing payment during any calendar year of an amount that exceeds the Participant's Annual Limit, which for this purpose shall equal $1 million plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For purposes of this
Section 5, a Participant's Annual Limit is used if it may be potentially earned or paid under a Performance Award, regardless of whether it is in fact earned or paid.

     6. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

     (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option.

          (ii) Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

          (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, including but not limited to the requirement that no ISO shall be granted more than ten years after the Effective Date. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification.

     (c) Stock Appreciation Rights. The Committee is authorized to grant SAR's to Participants on the following terms and conditions:

          (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

          (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee is authorized to grant
Restricted Stock to Participants on the following terms and conditions:

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

          (i) Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

          (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine; provided, however, that the Committee may permit a Participant to make elections relating to Dividend Equivalents if and to the extent that such elections will not result in the Participant being in constructive receipt of amounts otherwise intended to be subject to deferral for tax purposes.

     (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer or non-employee director of the Company in lieu of salary, fees or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

     (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7. Certain Provisions Applicable to Awards.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The in-the-money value of any surrendered Award or award may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock, at the time of grant or exercise.

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Section 6(b)(ii) and elsewhere in the Plan.

     (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award document, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (such as a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 11(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award document) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

     (d) Exemptions from Section 16(b) Liability. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

     (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

     8. Performance Awards.

     (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8(b) in the case of a Performance Award intended to qualify under Code Section 162(m).

     (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(b).

          (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code
Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and similar measures applicable to the Company as a whole), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; (3) cash flow, free cash flow, or cash flow return on investment; (4) return on net assets, return on assets, return on investment, return on investment capital, or return on equity; (5) value created; (6) operating margin; (7) net income before or after taxes, pretax earnings, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense, operating earnings, or net cash provided by operations; (8) stock price or total stockholder return; (9) sales above a specified threshold or in relation to prior periods; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures. If so specified by the Committee, performance with respect to these business criteria may be measured before or after payment of incentives or Awards under the Plan, service fees, and extraordinary, special or non-recurring items. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

          (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such earlier date as may be required or permitted for "performance-based compensation" under Code Section 162(m). Annual incentive Performance Awards relating to an annual performance period are specifically authorized.

          (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) . The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (such as a Change in Control) prior to the end of a performance period or settlement of Performance Awards.

     (c) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the achievement of performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing, except in the case of Performance Awards not intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to operating profits and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied. The Committee may not delegate any responsibility relating to such Performance Awards, and the Board shall not perform such functions at any time that the Committee is composed solely of members who qualify as "outside directors" under the Section 162(m) regulations.

     9. Change in Control Provisions

     (a) Effect of "Change in Control." In the event of a "Change in Control," the following provisions shall apply unless otherwise provided in the Award document:

          (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control;

          (ii) The restrictions, deferral of settlement, and forfeiture conditions, other than those relating to performance goals and conditions, applicable to any other Award shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant; and

          (iii) With respect to any outstanding Award subject to achievement of performance goals and conditions, such performance goals and other conditions will be deemed to be met if and to the extent so provided in the Award document relating to such Award or other agreement with the Participant.

     (b) For purposes of this Plan, a "Change in Control" shall be deemed to have occurred on the first date, after April 1, 1999, on which any of the following has occurred:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act)(a "Person") of securities after which such Person is the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not trigger a Change in Control: (A) any acquisition directly from the Company other than in connection with the acquisition by the Company or its affiliates of a business, (B) any acquisition by the Company,
(C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by a lender to the Company pursuant to a debt restructuring of the Company, (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 9(b), and (F) an acquisition by a Person who was a beneficial owner of more than 20% of the Outstanding Common Stock at April 1, 1999 such acquisition, together with all other acquisitions of such person, does not constitute more than five percent of the then Outstanding Common Stock or does not result in such Person's beneficial ownership exceeding his or her percentage of the Outstanding Common Stock beneficially owned at April 1, 1999;

          (ii) Individuals who, as of April 1, 1999, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (iii) Consummation of a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (which shall include for these purposes, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination and any Person beneficially owning, immediately prior to such Business Combination, directly or indirectly, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company other than to a corporation which would satisfy the requirements of clauses (A), (B) and (C) of subsection (iii) of this Section 9(b), assuming for this purpose that such liquidation or dissolution was a Business Combination.

     10. Additional Award Forfeiture Provisions

     (a) Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises. Unless otherwise determined by the Committee, each Award granted hereunder after the Company's 1999 Annual Meeting of Stockholders (or prior thereto if the applicable Award agreement is amended to so provide) shall be subject to the following additional forfeiture conditions, to which each Participant who accepts an Award hereunder shall agree. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs (a "Forfeiture Event"), all of the following forfeitures will result:

          (i) The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant) will be immediately forfeited and cancelled upon the occurrence of the Forfeiture Event; and

          (ii) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Option Gain (as defined herein) realized by Participant upon each exercise of an Option that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while Participant was employed by the Company or a subsidiary, or (B) the date that is six months prior to the date Participant's employment by the Company or a subsidiary terminated, if the Forfeiture Event occurred after Participant ceased to be so employed. For purposes of this Section, the term "Option Gain" in respect of a given exercise shall mean the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date.

     (b) Events Triggering Forfeiture. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during Participant's employment by the Company or a subsidiary or during the one-year period following termination of such employment (but not later than 18 months after the Award terminates or, in the case of an Option, is fully exercised):

          (i) Participant, acting alone or with others, directly or indirectly, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant's interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary, except for such participation both after termination of employment with or service to the Company and after a Change in Control; (B) induces any customer or supplier of the Company or a subsidiary with whom Participant has had contacts or relationships, directly or indirectly, during and within the scope of his employment with the Company or any subsidiary, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this
Section 10(b)(i), a Participant's interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant's interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee it its discretion, of less than five percent of the outstanding equity of the entity;

          (ii) Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary, any proprietary information of the Company or any subsidiary so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

          (iii) Participant fails to cooperate with the Company or any subsidiary by making himself or herself available to testify on behalf of the Company or such subsidiary in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary, as reasonably requested.

     (c) Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this
Section 10 are deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to Participant's right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if Participant engages in an activity giving rise to any such Forfeiture Event, which Forfeiture Events and activities are hereby acknowledged to be harmful to the Company, are the forfeitures specified herein. The Company and Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Section 10(a) and 10(b).

     (d) Right of Setoff. Participant agrees that the Company or any subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary may owe to Participant from time to time, including amounts owed as wages or other compensation, fringe benefits, or other amounts owed to Participant, such amounts as may be owed by Participant to the Company under Section 10(a), although Participant shall remain liable for any part of Participant's payment obligation under Section 10(a) not satisfied through such deduction and setoff.

     (e) Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company's right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing any such Award.

     11. General Provisions.

     (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than theretofore existed.

     (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award document (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

     (c) Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder. No authority to make adjustments is conferred under the Plan to the extent that, solely due to such authority, an Award would be accounted for as a "variable" award under APB 25.

     (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's mandatory withholding obligations, either on a mandatory or elective basis in the discretion of the Committee; provided, however, that the number of shares withheld shall be rounded down if rounding up would result in withholding of a greater value than the mandatory tax withholding amount. No authority to withhold is conferred under the Plan to the extent that, solely due to such authority, an Award would be accounted for as a "variable" award under APB 25.

     (e) Changes to the Plan. The Board may amend, suspend, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that, except in the case of adjustments authorized under Section 11(c); and provided further, that any amendment to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award. Anything in the Plan to the contrary notwithstanding, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

     (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m) and including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 8 shall constitute qualified "performance-based compensation" within the meaning of Code
Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27). Accordingly, the terms of Sections 8(b),
(c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, as likely to be a Covered Employee at the time compensation may be received by the Participant in respect of such Award. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

     (k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award document shall be determined in accordance with the laws of the state of Delaware and applicable federal law.

     (l) Other Company Benefit and Compensation Plans. Unless otherwise specifically determined by the Committee, compensation received by a Participant in connection with any Award shall not be deemed a part of the Participant's regular compensation for purposes of calculating payments or benefits from any benefit plan, severance program or severance pay law of any country.

     (m) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Exchange Act Section 16(b) for the Participant whose Award is modified.

     (n) Awards Granted Prior to Amendment and Restatement. An Award granted under the Plan prior to the effectiveness of the amendment and restatement of the Plan in 1999 shall be governed by the express terms of the agreement evidencing such Award and by the terms of the Plan as applicable to such Award prior to the amendment and restatement of the Plan, except that Section
8.1.3.5 of the Plan as previously in effect shall not be deemed to authorize sales of any Option shares to the Company to pay the exercise price of an Option, and the provisions of Section 11(b) of the Plan (as amended and restated) shall govern Options in lieu of any restriction on transferability imposed under the Plan as previously in effect.

     (o) Effective Date, Stockholder Approval, and Plan Termination. The Effective Date of the amendment and restatement of the Plan shall be the date upon which the stockholders of the Company have approved the amended and restated Plan by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as it is terminated by the Board.

                       Form of Proxy Card

             VASCO Data Security International, Inc.
                 1901 S. Meyers Road, Suite 210
                   Oakbrook Terrace, IL 60181

     This Proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints T. Kendall Hunt and Gregory T. Apple, and each of them, with or without the other, as the true and lawful proxies of the undersigned, with full power of substitution, to vote as designated below, all shares of Common Stock, $.001 par value per share, of VASCO Data Security International, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at 1901 South Meyers Road, Suite 130, Oakbrook Terrace, Illinois 60181 on Tuesday, June 15, 1999 at 10:00am, local time, and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

     The shares represented by this proxy, when this proxy is properly executed, will be voted in the manner directed herein by the undersigned, if no direction is made, the shares represented by this proxy will be voted "FOR" the election of the nominees herein listed, and "FOR" the ratification of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 and "FOR" the approval of the Amended and Restated 1997 Stock Compensation Plan.

      PLEASE MARK VOTES IN BOXES BELOW USING DARK INK ONLY

     For Withheld For All All All Except For Against Abstain

     1. Election of Directors

Director Nominees:  Michael P. Cullinane, Christian Dumolin, Pol
Hauspie, Mario R. Houthooft, T. Kendall Hunt, Forrest D. Laidley and Michael A. Mulshine.

For All / /         Withheld All / /         For All Except / /


----------------------
Nominee Exceptions


     2. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

     3. To approve the Amended and Restated 1997 Stock
Compensation Plan.

     4. In discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any adjournments thereof.

Comments/                               Date:  , 1999
Change Of                     Signature(s)
Address                       Signature(s)

Note: Please sign exactly as name appears on this proxy. When Shares are held by joint tenants, both should sign. When signing As attorney, executor, administrator, trustee, guardian, corporate officer or partner, give full title as such. If a corporation, please sign in corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN
THIS PROXY FORM PROMPTLY USING THE ENCLOSED POSTPAID ENVELOPE